UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2026

Grayscale Solana Staking ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42920	87-6771043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

Grayscale Solana Trust ETF

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Solana Staking ETF Shares	GSOL	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 2, 2026, Grayscale Investments Sponsors, LLC (the “Sponsor” and, together with its affiliates as the context may require, “Grayscale”), filed a Certificate of Amendment to Certificate of Trust on behalf of Grayscale Solana Staking ETF (the “Trust”) with the Secretary of State of the State of Delaware for the purpose of changing its name from “Grayscale Solana Trust ETF” to “Grayscale Solana Staking ETF” (the “Certificate of Amendment”), with an effective time of 12:01 a.m., New York City time, on January 5, 2026, as previously disclosed.

Additionally, on January 2, 2026, the Sponsor entered into Amendment No. 2 (the “Amendment No. 2”) to the Second Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”), dated as of September 19, 2025, as may be amended from time to time, which changes the name of the Trust, effective as of 12:01 a.m., New York City time, on January 5, 2026.

The Certificate of Amendment is attached as Exhibit A to the Amendment No. 2.

The foregoing description of the Amendment No. 2 and the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 2 and the Certificate of Amendment, copies of which are attached hereto as Exhibits 4.1 and 4.2 and incorporated herein by reference.

Shares of the Trust are expected to continue trading on NYSE Arca under the new name, and the trading symbol “GSOL”. Outstanding stock certificates for shares of the Trust are not affected by the name change; they continue to be valid and need not be exchanged.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 2 to the Second Amended and Restated Declaration of Trust and Trust Agreement
4.2	Certificate of Amendment to Certificate of Trust (attached as Exhibit A to Amendment No. 2 to the Second Amended and Restated Declaration of Trust and Trust Agreement)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale Solana Staking ETF

Date:	January 5, 2026	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer (Principal Financial and Accounting Officer)*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.